Cohen & Steers, Inc. 1166 Avenue of the Americas New York, NY 10036-2708 212 832 3232

Contact: Robert Klemens Vice President Communications 212 796 9377

Cohen & Steers Quality Income Realty Fund, Inc.

Announces Preliminary Results of Transferable Rights Offering

New York, July 16, 2026— Cohen & Steers Quality Income Realty Fund, Inc. (NYSE: RQI) (the “Fund”) today announced the results of its transferable rights offering (the “Offer”), which commenced on June 18, 2026 and expired on July 15, 2026 (the “Expiration Date”). The Offer was led by UBS Investment Bank as the sole dealer manager.

The Offer is expected to result in the issuance of approximately 12,642,989 shares of the Fund’s common stock (the “common shares”) (including notices of guaranteed delivery), resulting in anticipated gross proceeds to the Fund of approximately $154 million, or $220 million after adding anticipated leverage to the gross proceeds raised. The Fund will receive the entire proceeds of the Offer since Cohen & Steers Capital Management, Inc. (the “Advisor”), the Fund’s investment adviser, has agreed to pay all expenses incurred in connection with the Offer.

The subscription price of $12.15 per common share was determined based upon the formula equal to the higher of 92.5% of the average of the last reported sales price of a common share on the New York Stock Exchange (“NYSE”) on the Expiration Date and each of the four preceding trading days on the NYSE or 90% of the average of the Fund’s net asset value per common share at the close of trading on the NYSE on the Expiration Date and each of the four preceding trading days (the “Subscription Price”). Common shares will be issued promptly after completion and receipt of all stockholder payments.

Joseph Harvey, Chief Executive Officer of Cohen & Steers, said:

“With the continued support of our investors, we are supplying RQI with proceeds to further capitalize on the compelling investment opportunities emerging across both listed and private real estate. I am grateful for all the investors who continue to place their trust in Cohen & Steers.”

Mathew Kirschner, Portfolio Manager, U.S. Real Estate, said:

“We believe that real estate is in the early stages of a new cycle. In addition, structural tailwinds including a retail renaissance, AI-driven digital transformation, and changing demographics including an aging population, are converging with limited supply to create compelling investment opportunities across real estate. With the support of our investors, this rights offering enables RQI to invest fresh capital at what we believe are attractive valuations into these opportunities.”

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Such information, including other information about the Fund, can be found on file with the Securities and Exchange Commission and should be read carefully before investing.

About Cohen & Steers Quality Income Realty Fund, Inc. The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek high current income through investment in real estate securities. The secondary investment objective is capital appreciation. Real estate securities include common stocks, preferred stocks and other equity and debt securities issued by real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

About Cohen & Steers, Inc. Cohen & Steers, Inc. (“Cohen & Steers”) is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.

The Advisor is a wholly owned subsidiary of Cohen & Steers.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Risks of Investing in Real Estate Securities

The risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies; declining rents resulting from economic, legal, political or technological developments; lack of liquidity; lack of availability of financing; limited diversification, sensitivity to certain economic factors such as interest rate changes and market recessions and changes in supply of or demand for similar properties in a given market. No representation or warranty is made as to the efficacy of any particular strategy or fund or the actual returns that may be achieved.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund.

SOURCE: Cohen & Steers, Inc.

CONTACT: Robert Klemens, Vice President

Communications

212 796 9377

Website: https://www.cohenandsteers.com/

Symbols: (NYSE: CNS, RQI)

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